UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 22, 2007

VYYO INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-30189	94-3241270
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

6625 The Corners Parkway, Suite 100, Norcross, Georgia		30092
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (678) 282-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b)       On January 22, 2007, Gil Brosh, General Manager, Israel and Vice President Marketing/Business Development, Wireless Solutions of Vyyo Inc. (the “Registrant”), notified the Registrant that he would be resigning effective January 23, 2007. The Registrant will enter into a separation agreement with Mr. Brosh regarding the terms of his separation, a copy of which will be filed with the Securities and Exchange Commission upon execution.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYYO INC.

Date: January 26, 2007	By:	/s/ Tashia L. Rivard
Tashia L. Rivard
General Counsel and Corporate Secretary